Capital Stock	12 Months Ended
Dec. 31, 2013
Capital Stock [Abstract]
CAPITAL STOCK
NOTE 6 - CAPITAL STOCK

On February 5, 2014, the Company filed a Certificate of Change with the Secretary of State of the State of Nevada to effect a reverse stock split of its outstanding and authorized shares of common stock and preferred stock at a ratio of 1 for 50 (see Note 11 - Subsequent Events - Stock Split).  The accompanying financial statements have been retroactively adjusted for the reverse stock split.